SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 31, 1997


                      CNL AMERICAN PROPERTIES FUND, INC.
              (Exact Name of Registrant as Specified in Charter)



            Florida                    33-78790               59-3239115
    (State or other juris-    (Commission File Number)      (IRS Employer
   diction of incorporation)                              Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574









ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
------
              Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
------

         The following information is provided voluntarily prior to the date on which it is required to be reported under this Item 2.

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, CNL American Properties Fund, Inc. (the "Company") registered for sale an aggregate of $165,000,000 of shares of common stock (the "Shares") (16,500,000 Shares at $10 per Share). The Company completed its offering (the "Initial Offering") on February 6, 1997, upon receiving aggregate subscription proceeds of $150,591,765 (15,059,177 Shares) from 7,724 stockholders, including $591,765
(59,177 Shares) issued pursuant to the Company's reinvestment plan. Following the completion of its Initial Offering, the Company commenced this offering of up to 27,500,000 Shares. As of March 6, 1997, the Company had received aggregate subscription proceeds of $14,243,060 (1,424,306 Shares) from 649 stockholders.

         As stated in the registration statement of the Company, including the Prospectus which constitutes a part thereof, as amended, the proceeds of the offering of Shares are used primarily to acquire properties (the "Properties") located across the United States to be leased on a long-term, triple-net basis to creditworthy operators of selected national and regional fast-food, family-style and casual dining restaurant chains. The Company may also provide financing (the "Mortgage Loans") for the purchase of buildings, generally by lessees that lease the underlying land from the Company.

         ACQUISITION OF PROPERTIES

         Between January 25, 1997 and March 6, 1997, the Company acquired nine Properties consisting of land and building. The Properties are four Jack in the Box Properties (one in each of Humble and Houston, Texas; and Murrieta and Palmdale, California), two Burger King Properties (one in each of Kent, Ohio; and Chattanooga, Tennessee), two Golden Corral Properties (one in each of Winchester and Hopkinsville, Kentucky) and a Denny's Property (in Tampa, Florida).

         The Burger King Property in Kent, Ohio, and the Golden Corral Property in Hopkinsville, Kentucky, were acquired from affiliates of the Company. The affiliates had purchased and temporarily held title to these Properties in order to facilitate their acquisition by the Company. The Properties were acquired by the Company for an aggregate purchase price of $1,768,185, representing the cost of the Properties to the affiliates (including carrying costs) due to the fact that these amounts were less than each Property's appraised value.

         In connection with the purchase of these nine Properties, the Company, as lessor entered into long-term lease agreements with unaffiliated lessees. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. For the Properties that are to be constructed or renovated, the Company has entered into development and indemnification and put agreements with the lessees.

         The purchase prices for the Burger King Property in Chattanooga, Tennessee, and the Golden Corral Property in Hopkinsville, Kentucky, include development fees of $100,000 and $29,379, respectively, to an affiliate of the advisor for services provided in connection with the development of the Properties. The


                                      -1-







Company considers development fees, to the extent that they are paid to affiliates, to be acquisition fees. Such development fees must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions, subject to a determination that such transactions are fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties and not less favorable than those available from the advisor or its affiliates in transactions with unaffiliated third parties.

         The following table sets forth the location of the nine Properties consisting of land and building, acquired by the Company, from January 25, 1997 through March 6, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.



                                      -2-




                                            PROPERTY ACQUISITIONS
                                 From January 25, 1997 through March 6, 1997
                                                           Lease Expira-
Property Location and             Purchase       Date         tion and           Minimum                          Option
Competition                       Price (1)    Acquired   Renewal Options    Annual Rent (2)  Percentage Rent  To Purchase
---------------------           -----------    --------   ---------------    ---------------  ---------------  -----------
JACK IN THE BOX (7)             $952,485       01/31/97   01/2015; four      $97,630 (6);     for each lease   at any time
(the "Murrieta Property")       (excluding                five-year          increases by 8%  year, (i) 5% of  after the
Restaurant to be constructed    closing                   renewal options    after the fifth  annual gross     seventh
                                costs)                                       lease year and   sales minus      lease year
The Murrieta Property is        (3)(6)                                       after every      (ii) the
located within the southeast                                                 five years       minimum annual
quadrant of Madison Avenue                                                   thereafter       rent for such
and Kalmia Street, in                                                        during the       lease year (5)
Murrieta, Riverside County,                                                  lease term
California, in an area of
mixed retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Murrieta
Property include a KFC and a
McDonald's.

JACK IN THE BOX (7)             $296,034       02/03/97   02/2015; four      10.75% of Total  for each lease   None
(the "Humble Property")         (excluding                five-year          Cost (4);        year, (i) 5% of
Restaurant to be constructed    closing and               renewal options    increases by 8%  annual gross
                                development                                  after the fifth  sales minus
The Humble Property is          costs) (3)                                   lease year and   (ii) the
located on the north side of                                                 after every      minimum annual
Beltway 8 east of Old Humble                                                 five years       rent for such
Road, in Houston, Harris                                                     thereafter       lease year (5)
County, Texas, in an area of                                                 during the
mixed retail, commercial, and                                                lease term
residential development.


                                       -3-








                                                           Lease Expira-
Property Location and             Purchase       Date         tion and           Minimum                          Option
Competition                       Price (1)    Acquired   Renewal Options    Annual Rent (2)  Percentage Rent  To Purchase
---------------------           -----------    --------   ---------------    ---------------  ---------------  -----------
GOLDEN CORRAL                   $302,363       02/03/97   02/2012; four      10.75% of Total  for each lease   during the
(the "Winchester Property")     (excluding                five-year          Cost (4)         year, 5% of the  first
Restaurant to be constructed    closing and               renewal options                     amount by which  through
                                development                                                   annual gross     seventh
The Winchester Property is      costs) (3)                                                    sales exceed     lease years
located on the west side of                                                                   $2,161,048 (5)   and the
the Winchester Bypass, in                                                                                      tenth
Winchester, Clark County,                                                                                      through
Kentucky, in an area of                                                                                        fifteenth
mixed, retail, commercial,                                                                                     lease years
and residential development.                                                                                   only
Other fast-food and family-
style restaurants located in
proximity to the Winchester
Property include a Sonic
Drive-In, a Papa John's, and
several local restaurants.

BURGER KING                     $872,861       02/03/97   02/2017; four      $89,688;         for each lease   during the
(the "Kent Property")           (excluding                five-year          increases by 5%  year, (i) 6% of  eighth,
Existing restaurant             closing                   renewal options    after the fifth  annual gross     ninth,
                                costs)                                       lease year and   sales minus      tenth,
The Kent Property is located                                                 by 10% after     (ii) the         eleventh
on the east side of South                                                    the tenth lease  minimum annual   and twelfth
Water Street, in Kent,                                                       year and after   rent for such    lease years
Portage County, Ohio, in an                                                  every five       lease year       only
area of mixed retail,                                                        years
commercial, and residential                                                  thereafter
development.  Other fast-food                                                during the
and family-style restaurants                                                 lease term
located in proximity to the
Kent Property include a
Wendy's, a Papa John's, two
McDonald's, a Dairy Queen,
and a local restaurant.



                                       -4-






                                                           Lease Expira-
Property Location and             Purchase       Date         tion and           Minimum                          Option
Competition                       Price (1)    Acquired   Renewal Options    Annual Rent (2)  Percentage Rent  To Purchase
---------------------           -----------    --------   ---------------    ---------------  ---------------  -----------
BURGER KING                     $791,984       02/10/97   02/2017; two       11% of Total     for each lease   None
(the "Chattanooga Property")    (excluding                five-year          Cost (4)         year, (i) 8.5%
Restaurant to be renovated      closing and               renewal options                     of annual gross
                                development                                                   sales minus
The Chattanooga Property is     costs) (3)                                                    (ii) the
located on the southwest                                                                      minimum annual
corner of Hamilton Place                                                                      rent for such
Boulevard and Bams Drive, in                                                                  lease year
Chattanooga, Hamilton County,
Tennessee, in an area of
mixed retail, commercial, and
residential development.
Other fast-food and family-
style restaurants located in
proximity to the Chattanooga
Property include a Krystal's,
an Arby's, a Taco Bell, an
Olive Garden, a Wendy's, a
McDonald's, and several local
restaurants.

DENNY'S                         $1,038,037     02/11/97   02/2017; two       $110,291 (6);    for each lease   during the
(the "Tampa Property")          (excluding                five-year          increases by     year, (i) 5% of  eighth,
Restaurant to be renovated      closing                   renewal options    11% after the    annual gross     tenth, and
                                costs)                                       fifth lease      sales minus      twelfth
The Tampa Property is located   (3)(6)                                       year and after   (ii) the         lease years
at the southeast quadrant of                                                 every five       minimum annual   only
the intersection of U.S.                                                     years            rent for such
Highway 301 and Interstate 4,                                                thereafter       lease year
in Tampa, Hillsborough                                                       during the
County, Florida, in an area                                                  lease term
of mixed retail, commercial,
and residential development.
Other fast-food and family-
style restaurants located in
proximity to the Tampa
Property include a Waffle
House and a Subway Sandwich
Shop.


                                       -5-






                                                           Lease Expira-
Property Location and             Purchase       Date         tion and           Minimum                          Option
Competition                       Price (1)    Acquired   Renewal Options    Annual Rent (2)  Percentage Rent  To Purchase
---------------------           -----------    --------   ---------------    ---------------  ---------------  -----------
JACK IN THE BOX (7)             $1,125,244     02/11/97   02/2015; four      $115,337 (6);    for each lease   at any time
(the "Palmdale Property")       (excluding                five-year          increases by 8%  year, (i) 5% of  after the
Restaurant to be constructed    closing                   renewal options    after the fifth  annual gross     seventh
                                costs)                                       lease year and   sales minus      lease year
The Palmdale Property is        (3)(6)                                       after every      (ii) the
located at the southeast                                                     five years       minimum annual
corner of Avenue P and                                                       thereafter       rent for such
Antelope Valley Freeway 14,                                                  during the       lease year (5)
in Palmdale, Los Angeles                                                     lease term
County, California, in an
area of mixed retail,
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Palmdale Property include a
McDonald's, a Taco Bell, an
Applebee's, a Boston Market,
a Chili's, and several local
restaurants.

JACK IN THE BOX (7)             $861,735       02/11/97   02/2015; four      $88,328 (6);     for each lease   at any time
(the "Houston #3 Property")     (excluding                five-year          increases by 8%  year, (i) 5% of  after the
Restaurant to be constructed    closing                   renewal options    after the fifth  annual gross     seventh
                                costs)                                       lease year and   sales minus      lease year
The Houston #3 Property is      (3)(6)                                       after every      (ii) the
located on the northwest                                                     five years       minimum annual
corner of Airport Boulevard                                                  thereafter       rent for such
and Ruthby Street, in                                                        during the       lease year (5)
Houston, Harris County,                                                      lease term
Texas, in an area of mixed
retail, commercial, and
residential development.


                                       -6-






                                                           Lease Expira-
Property Location and             Purchase       Date         tion and           Minimum                          Option
Competition                       Price (1)    Acquired   Renewal Options    Annual Rent (2)  Percentage Rent  To Purchase
---------------------           -----------    --------   ---------------    ---------------  ---------------  -----------
GOLDEN CORRAL                   $895,324       02/19/97   09/2016; two       $141,912;        for each lease   at any time
(the "Hopkinsville Property")   (excluding                five-year          increases by     year, (i) 6% of  after the
Existing restaurant             closing                   renewal options    12% after the    annual gross     seventh
                                costs)                                       fifth lease      sales minus      lease year
The Hopkinsville Property is                                                 year and after   (ii) the
located on the west side of                                                  every five       minimum annual
Clinic Drive within the                                                      years            rent for such
quadrant formed by nearby                                                    thereafter       lease year
Pennyrile Parkway and U.S.                                                   during the
Route 41A, in Hopkinsville,                                                  lease term
Christian County, Kentucky,
in an area of mixed retail,
commercial, and residential
development.  Other fast-food
and family-style restaurants
located in proximity to the
Hopkinsville Property include
several local restaurants.


FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:

      Property                Federal Tax Basis
      --------                -----------------

      Murrieta Property           $617,000
      Humble Property              627,000
      Winchester Property          910,000
      Kent Property                686,000
      Chattanooga Property         473,000
      Tampa Property               695,000
      Palmdale Property            559,000
      Houston #3 Property          543,000
      Hopkinsville Property        880,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Humble Property, minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease or (ii) the date the restaurant opens for business to the public.



                                      -7-







      For the Winchester Property, minimum annual rent will become due and payable on the earlier of (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public or (iii) 180 days after execution of the lease. For the Chattanooga Property, minimum annual rent will become due and payable on the possession date, which is June 24, 1997 (the "Possession Date"). During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Humble Property, as described above, the tenant shall pay monthly "interim rent" equal to 10.75% per annum of the amount funded by the Company in connection with the purchase and construction of the Property. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Winchester Property, as described above, "interim rent" equal to ten percent per annum of the amount funded by the Company in connection with the purchase and construction of the Property shall accrue and shall be payable in a single lump sum on the date minimum annual rent becomes payable for this Property.

(3) The development agreements for the Properties which are to be constructed or renovated, provide that construction or renovation must be completed no later than the dates set forth below. The maximum cost to the Company, (including the purchase price of the land (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:

                                                        Estimated Final
      Property               Estimated Maximum Cost     Completion Date
      --------               ----------------------     ---------------

      Murrieta Property            $  952,485           July 30, 1997
      Humble Property                 912,409           August 2, 1997
      Winchester Property           1,272,678           August 2, 1997
      Chattanooga Property          1,202,224           June 24, 1997
      Tampa Property                1,038,037           August 10, 1997
      Palmdale Property             1,125,244           August 10, 1997
      Houston #3 Property             861,735           August 10, 1997

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(6) The Company paid for all construction or renovation costs in advance at closing; therefore, minimum annual rent was determined on the date acquired and is not expected to change.

(7) The lessee of the Murrieta, Humble, Palmdale and Houston #3 Properties is the same unaffiliated lessee.


                                      -8-





                   PRO FORMA ESTIMATE OF TAXABLE INCOME BEFORE DIVIDENDS PAID DEDUCTION OF
                                     CNL AMERICAN PROPERTIES FUND, INC.
                 GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM JANUARY 25, 1997
                                            THROUGH MARCH 6, 1997
                                      FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income before dividends paid deduction of each Property acquired by the Company from January 25, 1997 through March 6, 1997, for the
12-month period commencing on the date of the inception of the respective lease on such Property.  The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of the Company for any period in the future.  These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.  No single lessee or group of affiliated lessees lease Properties or has borrowed funds from the Company with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of the Company.

                                Jack in the Box       Jack in the Box      Golden Corral      Burger King
                               Murrieta, CA (5)(6)   Humble, TX (5)(6)   Winchester, KY (5)    Kent, OH
                               -------------------   -----------------   ------------------   -----------
Pro Forma Estimate
  of Taxable Income
  Before Dividends Paid
  Deduction:

Base Rent (1)                        $ 97,630              $ 94,696            $126,063         $ 89,688

Asset Management Fees (2)              (5,709)               (5,294)             (6,904)          (5,237)

General and Administrative
  Expenses (3)                         (6,053)               (5,871)             (7,816)          (5,561)
                                     --------              --------            --------         --------

Estimated Cash Available
  from Operations                      85,868                83,531             111,343           78,890

Depreciation and Amortization
  Expense (4)                         (15,822)              (16,083)            (23,332)         (17,602)
                                     --------              --------            --------         --------

Pro Forma Estimate
  of Taxable Income
  Before Dividends Paid
  Deduction of the Company           $ 70,046              $ 67,448            $ 88,011         $ 61,288
                                     ========              ========            ========         ========


                                                See Footnotes

                                                     -9-









                               Burger King          Denny's        Jack in the Box       Jack in the Box
                           Chattanooga, TN (5)   Tampa, FL (5)   Palmdale, CA (5)(6)  Houston #3, TX (5)(6)
                           -------------------   -------------   -------------------  ---------------------
Pro Forma Estimate
  of Taxable Income
  Before Dividends Paid
  Deduction:

Base Rent (1)                        $127,158        $110,291              $115,338               $ 88,328

Asset Management Fees (2)              (6,662)         (6,203)               (6,745)                (5,164)

General and Administrative
  Expenses (3)                         (7,884)         (6,838)               (7,151)                (5,476)
                                     --------        --------              --------               --------

Estimated Cash Available
  from Operations                     112,612          97,250               101,442                 77,688

Depreciation and Amortization
  Expense (4)                         (12,122)        (17,818)              (14,329)               (13,923)
                                     --------        --------              --------               --------

Pro Forma Estimate
  of Taxable Income
  Before Dividends Paid
  Deduction of the Company           $100,490        $ 79,432              $ 87,113               $ 63,765
                                     ========        ========              ========               ========


                                                See Footnotes

                                                    -10-








                                              Golden Corral
                                            Hopkinsville, KY     Total
                                            ----------------   ---------
Pro Forma Estimate
  of Taxable Income
  Before Dividends Paid
  Deduction:

Base Rent (1)                                   $141,912      $ 991,104

Asset Management Fees (2)                         (7,518)       (55,436)

General and Administrative
  Expenses (3)                                    (8,799)       (61,449)
                                                --------      ---------

Estimated Cash Available
  from Operations                                125,595        874,219

Depreciation and Amortization
  Expense (4)                                    (22,573)      (153,604)
                                                --------      ---------

Pro Forma Estimate
  of Taxable Income
  Before Dividends Paid
  Deduction of the Company                      $103,022      $ 720,615
                                                ========      =========


FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to an advisory agreement between the Company and CNL Fund Advisors, Inc. (the "Advisor"), pursuant to which the Advisor will receive monthly asset management fees in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month as defined in such agreement.

(3) Estimated at 6.2% of gross rental income based on the previous experience of affiliates of the Advisor with 17 public limited partnerships which own properties similar to those owned by the Company. Amount does not include soliciting dealer servicing fee due to the fact that such fee will not be incurred until December 31 of the year following the year in which the offering terminates.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 39 years.

(5) The development agreements for the Properties which are to be constructed or renovated, provide that construction or renovation must be completed no later than the dates set forth below:

      Property                      Estimated Final Completion Date
      --------                      -------------------------------

      Murrieta Property             July 30, 1997
      Humble Property               August 2, 1997
      Winchester Property           August 2, 1997
      Chattanooga Property          June 24, 1997
      Tampa Property                August 10, 1997
      Palmdale Property             August 10, 1997
      Houston #3 Property           August 10, 1997

(6) The lessee of the Murrieta, Humble, Palmdale and Houston #3 Properties is the same unaffiliated lessee.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.
------
                  Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
------
                  Not applicable.

ITEM 5.     OTHER EVENTS.
------
                  Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS.
------
                  Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
------      EXHIBITS.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY

                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------


                                                                       Page
                                                                       ----

Pro Forma Consolidated Financial Information (unaudited):

   Pro Forma Consolidated Balance Sheet as of December 31, 1996        16

   Pro Forma Consolidated Statement of Earnings for the
     year ended December 31, 1996                                      17

   Notes to Pro Forma Consolidated Financial Statements
     for the years ended December 31, 1996                             18

                 PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


      The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through December 31, 1996, including the receipt of $139,247,150 in gross offering proceeds from the sale of 13,924,715 shares of common stock pursuant to a Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, and the application of such proceeds to purchase 94 properties (including 51 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, seven properties which consist of building only and 35 properties consisting of land only), nine of which were under construction at December 31, 1996, to provide mortgage financing to the lessees of the 35 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses, (ii) the receipt of $25,587,675 in gross offering proceeds from the sale of 2,558,768 additional shares of common stock during the period January 1, 1997 through March 6, 1997, and (iii) the application of such funds and $4,926,309 of cash and cash equivalents at December 31, 1996, to purchase 16 additional properties acquired during the period January 1, 1997 through March 6, 1997 (14 of which are under construction and consist of land and building and two properties which consist of land and building), to pay additional costs for the nine properties under construction at December 31, 1996, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of December 31, 1996, includes the transactions described in
(i) above from its historical consolidated balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on December 31, 1996.

      The Pro Forma Consolidated Statement of Earnings for the year ended December 31, 1996, includes the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for the four of the properties that were acquired by the Company during the period January 1, 1996 through March 6, 1997, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) January 1, 1996, to (B) the earlier of (1) the date the property was acquired by the Company or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statement of Earnings for the remaining properties acquired by the Company during the period January 1, 1996 through March 6, 1997, due to the fact that these properties did not have a previous rental history.

      This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1996


                                                   Pro Forma
            ASSETS                  Historical    Adjustments     Pro Forma
                                   ------------ ---------------- ------------

Land and buildings on operating
  leases, less accumulated
  depreciation                     $ 60,243,146 $ 16,513,997 (a) $ 76,757,143
Net investment in direct
  financing leases (b)               15,186,686    5,331,775 (a)   20,518,461
Cash and cash equivalents            42,450,088   (4,926,309)(a)   37,523,779
Receivables                             160,675                       160,675
Mortgage notes receivable            13,389,607                    13,389,607
Organization costs, less
  accumulated amortization               13,682                        13,682
Loan costs, less accumulated
  amortization                           32,499                        32,499
Accrued rental income                   422,076                       422,076
Other assets                          2,926,589       40,643 (a)
                                                    (466,405)(b)    2,500,827
                                   ------------ ------------     ------------

                                   $134,825,048 $ 16,493,701     $151,318,749
                                   ============ ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Note payable                     $  3,521,816                  $  3,521,816
  Accrued interest payable               13,164                        13,164
  Accrued construction costs
    payable                           6,587,573 $ (6,587,573)(a)           -
  Accounts payable and other
    accrued expenses                     79,817                        79,817
  Due to related parties                997,084                       997,084
  Rents paid in advance                 118,900                       118,900
  Deferred rental income                335,849        7,018 (a)      342,867
  Other payables                         15,117                        15,117
                                   ------------ ------------     ------------
      Total liabilities              11,669,320   (6,580,555)       5,088,765
                                   ------------ ------------     ------------

Minority interest                       288,301                       288,301
                                   ------------ ------------     ------------

Stockholders' equity:
  Preferred stock, without par
    value.  Authorized and
    unissued 3,000,000 shares                -                             -
  Excess shares, $.01 par value
    per share.  Authorized and
    unissued 23,000,000 shares               -                             -
  Common stock, $.01 par value per
    share.  Authorized 20,000,000
    shares; issued and outstanding
    13,944,715 shares; issued and
    outstanding, as adjusted,
    16,503,483 shares                   139,447       25,588 (a)      165,035
  Capital in excess of par value    123,687,929   23,515,073 (a)
                                                    (466,405)(b)  146,736,597
  Accumulated distributions in
    excess of net earnings             (959,949)                     (959,949)
                                   ------------ ------------     ------------
                                    122,867,427   23,074,256      145,941,683
                                   ------------ ------------     ------------

                                   $134,825,048 $ 16,493,701     $151,318,749
                                   ============ ============     ============


                 See accompanying notes to unaudited pro forma
                      consolidated financial statements.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         YEAR ENDED DECEMBER 31, 1996


                                                     Pro Forma
                                      Historical    Adjustments    Pro Forma
                                      ----------   --------------  ----------

Revenues:
  Rental income from
    operating leases                  $3,717,886   $   60,938 (1)  $3,778,824
  Earned income from
    direct financing leases (2)          625,492       34,282 (1)     659,774
  Contingent rental income                13,920                       13,920
  Interest income from
    mortgage notes receivable          1,069,349                    1,069,349
  Other interest and income              780,037      (24,348)(3)     755,689
                                      ----------   ----------      ----------
                                       6,206,684       70,872       6,277,556
                                      ----------   ----------      ----------

Expenses:
  General operating and
    administrative                       542,564                      542,564
  Professional services                   58,976                       58,976
  Asset and mortgage management
    fees to related party                251,200        5,444 (4)     256,644
  State and other taxes                   56,184        1,218 (5)      57,402
  Depreciation and amortization          521,871        6,537 (6)     528,408
                                      ----------   ----------      ----------
                                       1,430,795       13,199       1,443,994
                                      ----------   ----------      ----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture           4,775,889       57,673       4,833,562

Minority Interest in Income of
  Consolidated Joint Venture             (29,927)                     (29,927)
                                      ----------   ----------      ----------

Net Earnings                          $4,745,962   $   57,673      $4,803,635
                                      ==========   ==========      ==========

Earnings Per Share of
  Common Stock (7)                    $      .59                   $     0.60
                                      ==========                   ==========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (7)                      8,071,670                    8,071,670
                                      ==========                   ==========


                 See accompanying notes to unaudited pro forma
                      consolidated financial statements.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                     FOR THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet:
------------------------------------

(a) Represents gross proceeds of $25,587,675 from the issuance of 2,558,768 shares of common stock during the period January 1, 1997 through March 6, 1997, the receipt of $7,018 of rental income during construction (capitalized as deferred rental income) and $4,926,309 of cash and cash equivalents used (i) to acquire 16 properties for $16,755,931, of which the properties consist of land and building, (ii) to fund estimated construction costs of $10,566,612 ($6,587,573 of which was accrued as construction costs payable at December 31, 1996) relating to nine wholly-owned properties under construction at December 31, 1996, (iii) to pay acquisition fees of $1,151,445 ($1,110,802 of which was allocated to properties and $40,643 of which was classified as other assets and will be allocated to future properties) and to pay selling commissions and offering expenses (stock issuance costs) of $2,047,014, which have been netted against capital in excess of par value.

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:

                                   Estimated
                                purchase price
                               (including con-
                                struction and      Acquisition
                                closing costs)         fees
                                and additional      allocated
                              construction costs   to property      Total
                              ------------------   -----------   -----------

         Jack in the Box in
           Las Vegas, NV             $ 1,247,333   $    66,822   $ 1,314,155
         Jack in the Box in
           Los Angeles, CA             1,396,771        74,827     1,471,598
         Jack in the Box in
           Moscow, ID                    909,814        48,740       958,554
         Jack in the Box in
           Kent, WA                    1,258,871        67,439     1,326,310
         Jack in the Box in
           Hollister, CA               1,060,819        56,830     1,117,649
         Jack in the Box in
           Kingsburg, CA               1,000,073        53,575     1,053,648
         Shoney's in Indian
           Harbour Beach, FL             642,870        34,440       677,310
         Jack in the Box in
           Murietta, CA                  951,485        50,973     1,002,458
         Jack in the Box in
           Humble, TX                    882,362        47,270       929,632
         Golden Corral in
           Winchester, KY              1,150,645        61,640     1,212,285
         Burger King in
           Kent, OH                      872,861        46,761       919,622
         Burger King in
           Chattanooga, TN             1,110,330        59,482     1,169,812
         Denny's in Tampa, FL          1,033,787        55,381     1,089,168
         Jack in the Box in
           Palmdale, CA                1,124,244        60,228     1,184,472
         Jack in the Box in
           Houston, TX                   860,735        46,110       906,845
         Golden Corral in
           Hopkinsville, KY            1,252,931        67,121     1,320,052
         Nine wholly owned
           properties under
           construction at
           December 31, 1996           3,979,039       213,163     4,192,202
                                     -----------   -----------   -----------

                                     $20,734,970   $ 1,110,802   $21,845,772
                                     ===========   ===========   ===========

         Adjustment classified
           as follows:
             Land and buildings on
               operating leases                                  $16,513,997
             Net investment in
               direct financing
               leases                                              5,331,775
                                                                 -----------

                                                                 $21,845,772
                                                                 ===========


(b) Represents reclassification of deferred stock issuance costs totalling $466,405 at December 31, 1996, to stock issuance costs which have been netted against capital in excess of par value.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                            STATEMENTS - CONTINUED
                     FOR THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Balance Sheet - Continued:
------------------------------------------------

(c) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.


Pro Forma Consolidated Statement of Earnings:
--------------------------------------------

(1) Represents rental income from operating leases and earned income from direct financing leases for four of the properties acquired during the period January 1, 1996 through March 6, 1997, which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties"), for the period commencing (A) the later of
      (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) January 1, 1996, to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the four Pro Forma Properties was acquired from an affiliate who had purchased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired or placed in service by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statement of Earnings.

                                                            Date Pro Forma
                                             Date Placed    Property Became
                                             in Service     Operational as
                                           By the Company   Rental Property
                                           --------------   ---------------

            Denny's in Grand Rapids, MI      March 1996      January 1996

            Denny's in McKinney, TX           June 1996       January 1996

            Boston Market in Merced, CA     October 1996       July 1996

            Boston Market in
              St. Joseph, MO                December 1996      June 1996

      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                            STATEMENTS - CONTINUED
                     FOR THE YEAR ENDED DECEMBER 31, 1996


Pro Forma Consolidated Statement of Earnings - Continued:
--------------------------------------------------------

      Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the year ended December 31, 1996.

(2) See Note (c) under "Pro Forma Consolidated Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) on the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996, through (B) the earlier of (i) the actual dates of acquisition by the Company or the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the year ended December 31, 1996.

(4) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) on the later of (i) the date the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1996 through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $2,723,000 for the Pro Forma Properties for the year ended December 31,
      1996), as defined in the Company's prospectus.

(5) Represents adjustment to state tax expense due to the incremental increase in rental revenues of Pro Forma Properties. Estimated pro forma state tax expense was calculated based on an analysis of state laws of the various states in which the Company has acquired the Pro Forma Properties. The estimated pro forma state taxes consist primarily of income and franchise taxes ranging from zero to approximately two percent of the Company's pro forma rental income of each Pro Forma Property. Due to the fact that the Company's leases are triple net, the Company has not included any amounts for real estate taxes in the pro forma statement of earnings.

(6) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(7) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the year ended December 31, 1996.

ITEM 8.     CHANGE IN FISCAL YEAR.
------
                  Not applicable.


                                   EXHIBITS

                                     None.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL AMERICAN PROPERTIES FUND, INC.


Dated:  March 14, 1997              By:    /s/ Robert A. Bourne
                                          ------------------------------------
                                          ROBERT A. BOURNE, President